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                                                                    EXHIBIT 4.1

IRG


INCORPORATED UNDER THE LAWS    INVERESK RESEARCH    CUSIP 461238 10 7
OF THE STATE OF DELAWARE       GROUP, INC.          SEE REVERSE FOR CERTAIN
                                                    DEFINITIONS


This Is To Certify that

is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE
$.01 PER SHARE, of Inveresk Research Group, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, and all amendments thereto, to all of which the holder of this certificate assents by his acceptance hereof. This certificate is not valid unless countersigned by the Transfer Agent.


WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Paul Cowan                                    /s/ Walter S. Nimmo

SECRETARY                                         PRESIDENT


COUNTERSIGNED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(JERSEY CITY, N.J.)
TRANSFER AGENT
BY

AUTHORIZED OFFICER

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The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common               UNIF GIFT MIN ACT -       Custodian
TEN ENT - as tenants by the entireties       (Minor)                      (Cust)
JT TEN - as joint tenants with right of
         of survivorship and not as tenants   under Uniform Gifts to Minors Act
         in common
                                              (State)


Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


------------------------------------------------------------


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE


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                                     Shares
------------------------------------


of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


-------------------------------------------------------

                                    Attorney
------------------------------------


to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated -------------------------------


                                       15
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NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.